                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                   FORM 8-K/A
                                    AMENDMENT
                                       TO
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported)  February 14, 2001
                                                       ---------------------


                            ALAMOSA (DELAWARE), INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



--------------------------------------------------------------------------------
          DELAWARE                       5-58523                75-2843707
------------------------------ -------------------------- ----------------------
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
      OF INCORPORATION)                                     IDENTIFICATION NO.)
--------------------------------------------------------------------------------



                     5225 S. Loop 289, Lubbock, Texas 79424
                     --------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       (Registrant's Telephone Number, Including Area Code) (806) 722-1100
                                                           ----------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         On February 28, 2001, the registrant filed an initial Current Report on Form 8-K with the Securities and Exchange Commission, reporting the completion of the acquisitions of Roberts Wireless Communications, L.L.C. ("Roberts"), a Missouri limited liability company, and Washington Oregon Wireless, LLC ("WOW"), an Oregon limited liability company, and the related reorganization. This report amends Item 7, Financial Statements and Exhibits, to include the historical, pro forma, and other financial information required by Item 7.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

(a)      FINANCIAL STATEMENT OF BUSINESS ACQUIRED:

         o The Roberts Consolidated Financial Statements are hereby incorporated by reference to Exhibit 99.2 to Alamosa Holdings, Inc.'s Amendment to Current Report on Form 8-K, filed April 30, 2001.

         o The WOW Consolidated Financial Statements are hereby incorporated by reference to Exhibit 99.3 to Alamosa Holdings, Inc.'s Amendment to Current Report on Form 8-K, filed April 30, 2001.

(b)      PRO FORMA FINANCIAL INFORMATION:

         Pro forma financial information is attached as Exhibit 99.2 hereto.

(c)      EXHIBITS:

         2.1 Amended and Restated Agreement and Plan of Reorganization, dated December 14, 2000, by and among Alamosa PCS Holdings, Inc., Alamosa (Delaware), Inc., Alamosa Holdings, Inc., and Alamosa Sub I, Inc., (incorporated by reference to Exhibit 2.1 to Alamosa Holdings, Inc.'s Registration Statement on Form S-4, filed January 12, 2001).*

         2.2 Amended and Restated Agreement and Plan of Reorganization, dated July 31, 2000, by and among Alamosa PCS Holdings, Inc., Alamosa Holdings, Inc., Alamosa Sub I, Inc. and Roberts Wireless Communications, L.L.C. and the members of Roberts Wireless Communications L.L.C., (incorporated by reference to
                 Exhibit 2.2 to Alamosa Holdings, Inc.'s Registration Statement on Form S-4, filed January 12, 2001).*

         2.3 Amended and Restated Agreement and Plan of Reorganization, dated July 31, 2000, by and among Alamosa PCS Holdings, Inc., Alamosa Holdings, Inc., Alamosa Sub I, Inc. and Washington Oregon Wireless, LLC, certain members of Washington Oregon Wireless, LLC and WOW Holdings, LLC, (incorporated by


-----------------------------
*  Incorporated by reference.

                  reference to Exhibit 2.3 to Alamosa Holdings, Inc.'s Registration Statement on Form S-4, filed January 12, 2001). *

         99.1 Press Release issued by Alamosa Holdings, Inc. on February 14, 2001.**

         99.2     Pro forma financial information.





























-----------------------------
**  Previously filed.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


Dated: May 2, 2001


                                            ALAMOSA (DELAWARE), INC.


                                            By:  /s/ Kendall W. Cowan
                                                 ------------------------------
                                                 Name:  Kendall W. Cowan
                                                 Title: Chief Financial Officer

                                    EXHIBITS

         2.1 Amended and Restated Agreement and Plan of Reorganization, dated December 14, 2000, by and among Alamosa PCS Holdings, Inc., Alamosa (Delaware), Inc., Alamosa Holdings, Inc., and Alamosa Sub I, Inc., (incorporated by reference to Exhibit 2.1 to Alamosa Holdings, Inc.'s Registration Statement on Form S-4, filed January 12, 2001).*

         2.2 Amended and Restated Agreement and Plan of Reorganization, dated July 31, 2000, by and among Alamosa PCS Holdings, Inc., Alamosa Holdings, Inc., Alamosa Sub I, Inc. and Roberts Wireless Communications, L.L.C. and the members of Roberts Wireless Communications L.L.C., (incorporated by reference to
                  Exhibit 2.2 to Alamosa Holdings, Inc.'s Registration Statement on Form S-4, filed January 12, 2001).*

         2.3 Amended and Restated Agreement and Plan of Reorganization, dated July 31, 2000, by and among Alamosa PCS Holdings, Inc., Alamosa Holdings, Inc., Alamosa Sub I, Inc. and Washington Oregon Wireless, LLC, certain members of Washington Oregon Wireless, LLC and WOW Holdings, LLC, (incorporated by reference to Exhibit 2.3 to Alamosa Holdings, Inc.'s Registration Statement on Form S-4, filed January 12, 2001). *

         99.1 Press Release issued by Alamosa Holdings, Inc. on February 14, 2001.**

         99.2     Pro forma financial information.

---------------------

*   Incorporated by reference.
**  Previously filed.